UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                            811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

1212 Avenue of the Americas, 10th Floor              New York, NY                                 10036

(Address of principal executive offices)                                            (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:              (212) 205-8300

Date of fiscal year end:      April 30

Date of reporting period:  April 30, 2023

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2023
Emerging Markets Fund
Emerging Markets Great Consumer Fund

i

Shareholder Letter (unaudited)	April 30, 2023

Dear Shareholder,
For this year’s shareholder letter, I’m thrilled to announce that we have transitioned our two emerging markets (“EM”) mutual funds into active ETFs under the Global X Brand.(1) With roughly $40 billion in assets under management, Global X (a wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd.) stands out as one of the fastest growing and most well-regarded ETF managers in the world. With this transition, shareholders of the two funds should see fees drop from 115bps to 75bps, while benefitting from tax efficiencies of the ETF structure and also seeing intraday transparency, more liquidity, and no minimums. At the same time, the ETF funds will carry the same people, process, and philosophy we have communicated over the past 12+ years. We believe that we are at the forefront of the active ETF movement and that this creates a compelling structure for our investors.
Though 2022 brought a turbulent investment environment, we made and continue to make it a priority to stay in front of our shareholders with access, transparency, and content. We value your partnership and remain dedicated to the long-term growth and preservation of your capital. I am proud of our team’s commitment to their rigorous investment process, local due diligence, and fortitude through challenging market environments. We remain enthusiastic about the prospects for another decade of attractive risk-adjusted returns for our shareholders. I believe we are well-positioned, both regarding our funds and as a firm, to emerge from the current market cycle stronger than when we entered it. Not only has the team taken advantage of market dislocations to increase positions in high-conviction investments, but we’ve also made an effort to potentially grow market share both in terms of personnel and AUM. For these reasons, I am confident going into the next fiscal year.
We remain optimistic on the prospects for EM equities — especially compared to other asset classes. Though China brings volatile headlines, the country’s reopening from COVID-19 lockdowns should bring some of the highest GDP and earnings growth in the world. At the same time, we’re seeing various countries in EM decouple from US Fed Policies. Many of these countries have prudently raised interest rates ahead of the US, and have curbed inflation to the point where they are benefitting from positive real rates and could see rate cutting cycles sooner rather than later. As the US and Europe slow down from higher interest rates and reductions in fiscal stimulus, this should drive divergent growth trajectories in favor of EM. We also note that any signs of US dollar weakness should translate into positive EM equity performance.
As an asset class, EM continues to offer higher growth, higher dividends, and similar return profiles to developed market equities, but trades at a decade-wide discount. Most importantly, EM remains in the nascent stage of a powerful structural change that could lead to significant domestic growth for many years to come. By 2025, EM is expected to boast 3.2 billion middle class(2) consumers compared to the 77 million “baby boomers” in the US(3). This trend should be especially supported by China’s push for “Common Prosperity.” In terms of risks, we believe the asset class will continue to see unexpected volatility stemming from geopolitics, nationalism, and currency fluctuations. That said, this is a long-term structural story, and our team makes sure to take advantage of those periods in an effort to benefit from their recoveries.
Our investment team continues to find quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic about the asset class and firmly believe that a selective and active investment strategy is essential for responsibly navigating emerging markets.
Best regards,
Joon Hyuk Heo, CFA
President
Mirae Asset Discovery Funds

(1)
A special meeting of shareholders was held on March 15, 2023. Shareholders were asked to consider and vote upon an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and assumption of the liabilities of the existing funds by newly created series of Global X Funds in exchange solely for shares of such new series; (ii) the pro rata distribution of such shares to the shareholders of the existing funds; and (iii) the complete liquidation and dissolution of the existing funds. Results of the shareholder voting were as follows:

	For Approval	Against Approval	Abstain
Emerging Markets Fund	1,186,997	4,538	192,770
Emerging Markets Great Consumer Fund	17,090,685	177,063	1,690,289

(2)
Source: The Brookings Institution, “The Emerging Middle Class in Developing Countries”, 2017

(3)
Source: U.S. Census Bureau, U.S. population born between 1946 and 1964

There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (the “Fund”) — Class I Shares outperformed the Fund’s benchmark index, the MSCI Emerging Markets Index (“MSCI Index”), by 259bps, or 2.59%. The Fund returned -3.50% for the period May 1, 2022 through April 30, 2023. During the same period, the MSCI Index returned -6.09%.
On a geographic basis, stock selection in India stood out as the largest contributor to positive relative performance during the fiscal year. Stock selection in China, however, led to the largest detractions. On a sector basis, the Fund’s positions in Consumer Discretionary and Financials had the most significant positive impact to performance, while holdings in Energy led to the largest detractions. On a stock level, the top contributors were Prudential PLD and Magindra & Mahindra and the biggest detractors were Alibaba and IHH Healthcare.
Tides turned throughout the fiscal year. While most of 2022 was marked by higher-than-expected inflation and hawkish rhetoric and maneuvering by central banks, the end of the year saw inflation tapering in many emerging markets (“EM”) economies, who began to consider a decoupling from the US Federal Reserve (the “Fed”). China’s battle with COVID-19 proved to be a key theme for the year. China’s strict adherence to its “zero COVID” policy for most of the year not only hampered domestic growth, but also slowed down demand stories in other key EM economies. Finally, the Chinese Communist Party (“CCP”) would pivot in November, signaling a broad reopening which buoyed markets across the board through calendar year-end and 1Q23.
The horizon has brightened for the EM asset class. First, we see divergent growth paths between emerging and developed market economies, which should dictate the direction of earnings growth. The US and Europe face headwinds and slowdowns, as their governments taper fiscal stimulus and commit to hawkish monetary policy. Conversely, EM growth could likely accelerate on the back of (1) China’s reopening and (2) various central banks acting ahead of the Fed in terms of their respective rate cycles. We believe that a combination of divergent growth favoring EM and high real rates in EM should attract flows, which will strengthen EM currencies against the US dollar. Historically, a 1% move of US dollar weakness has translated into a roughly 3.5% move of positive EM equity performance. Lastly, we see EM equities trading roughly one standard deviation below their historical average multiples, with discounts to developed markets not seen for almost a decade.
With fundamentals intact, we saw the 2022 dislocation as a unique opportunity to build upon high conviction positions. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM. We continue to identify quality management teams who are focused on building sustainable businesses which are poised to capitalize on rising income, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic on the EM front and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
Basis Point (bp) is a unit that is equal to 1/100th of 1% and is used to denote the change in the value or rate of a financial instrument.
MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/23)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class I (MILGX)	(3.50)%	(0.66)%	2.96%	1.52%	1.15%
MSCI Emerging Markets Index(b)	(6.09)%	(0.67)%	2.18%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2022. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2023, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the financial highlights.

(b)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (the “Fund”) — Class I Shares returned -9.36% for the period May 1, 2022 through April 30, 2023. During the same period, the Fund’s benchmark index, the MSCI Emerging Markets Index, returned -6.09%.
On a geographic basis, positions in Thailand and stock selection in Brazil stood out as the largest contributors to relative performance during the fiscal year. Stock selection in China, however, led to the largest detractions. On a sector basis, the Fund’s positions in Industrials and Information Technology had the most significant positive impact to performance, while holdings in Consumer Discretionary led to the largest detractions. On a stock level, the top contributors were HDFC Bank and X5 Retail, while the biggest detractors were Meituan and XPeng.
The fiscal year started and ended on two very different notes. Most of the calendar year 2022 was marked by higher-than-expected inflation and hawkish rhetoric and maneuvering by central banks. However, by the end of the year, many emerging markets (“EM”) economies saw inflation tapering and began to consider a decoupling from the US Federal Reserve (the “Fed”). China’s battle with COVID-19 represented the other key theme for the year. China stuck to its “zero COVID” policy for most of the year, which not only hampered domestic growth, but also slowed down demand stories in other key EM economies. However, the Chinese Communist Party (“CCP”) made a key pivot in November, signaling a broad reopening which buoyed markets across the board through calendar year-end and 1Q23.
EM, as an asset class, now faces an attractive relative backdrop. First, we see divergent growth paths between emerging and developed market economies, which should translate into the direction of earnings growth. We see the US and Europe beginning to slow down as their governments taper fiscal stimulus and commit to hawkish monetary policy. Alternatively, EM growth is picking up on the back of (1) China’s reopening and (2) various central banks seemingly ahead of the Fed in terms of their respective rate cycles. We believe that a combination of divergent growth favoring EM and high real rates in EM should attract flows, which will strengthen EM currencies against the US dollar. Historically, a 1% move of US dollar weakness has translated into a roughly 3.5% move of positive EM equity performance. Lastly, we see EM equities trading roughly one standard deviation below their historical average multiples, with discounts to developed markets not seen for almost a decade.
With fundamentals intact, we saw the 2022 dislocation as a unique opportunity to build larger positions in high conviction positions. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM. We continue to find quality management teams focused on building sustainable businesses that take advantage of rising income, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic on the EM front and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
Basis Point (bp) is a unit that is equal to 1/100th of 1% and is used to denote the change in the value or rate of a financial instrument.
MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2023

INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/23)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class I (MICGX)	(9.36)%	(2.38)%	1.03%	1.19%	1.15%
MSCI Emerging Markets Index(b)	(6.09)%	(0.67)%	2.18%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2022. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2023, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the financial highlights.

(b)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds Expense Examples (unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs; (2) ongoing costs, including management fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at November 1, 2022 and held for the entire period from November 1, 2022 through April 30, 2023.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22 – 4/30/23(1)	Hypothetical Expenses Paid During Period 11/1/22 – 4/30/23(1)	Annualized Expense Ratio During Period 11/1/22 – 4/30/23
Emerging Markets Fund	Class I	$1,000.00	$1,131.40	$1,019.09	$6.08	$5.76	1.15%
Emerging Markets Great Consumer Fund	Class I	1,000.00	1,093.50	1,019.09	5.97	5.76	1.15%

(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2023

	Shares	Value
Common Stocks (75.6%)
AIA Group Ltd. (Insurance)	43,400	$473,560
Alibaba Group Holding Ltd. ADR* (Broadline Retail)	4,253	360,187
Alibaba Group Holding Ltd.* (Broadline Retail)	107,080	1,123,229
Alpha Services and Holdings SA (Banks)	119,874	150,880
Arcos Dorados Holdings, Inc., Class A (Hotels, Restaurants & Leisure)	19,442	154,369
Bangkok Dusit Medical Services PLC NVDR (Health Care Providers & Services)	804,400	690,797
Bank of America Corp. (Banks)	6,000	175,680
BYD Co. Ltd., Class H (Automobile Components)	8,500	256,594
Capitec Bank Holdings Ltd. (Banks)	1,190	103,666
Chevron Corp. (Oil, Gas & Consumable Fuels)	850	143,293
China Tourism Group Duty Free Corp Ltd., Class H* (Specialty Retail)	14,900	318,446
Clicks Group Ltd. (Consumer Staples Distribution)	12,100	176,912
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,400	165,676
FirstRand Ltd. (Financial Services)	50,370	177,603
Frontera Energy Corp.* (Oil, Gas & Consumable Fuels)	16,355	154,773
Ganfeng Lithium Co. Ltd., Class H (Metals & Mining)	18,880	124,429
Globant SA (IT Services)	702	110,123
Grab Holdings Ltd. (Ground Transportation)	56,669	164,907
Grupo Financiero Banorte Sab de CV (Banks)	28,200	244,437
HDFC Bank Ltd. ADR (Banks)	11,138	777,432
ICICI Bank Ltd. ADR (Banks)	34,363	781,759
Itau Unibanco Holding SA ADR (Banks)	29,500	151,925
JPMorgan Chase & Co. (Banks)	1,280	176,947
Lojas Renner SA (Specialty Retail)	58,600	185,648
Meituan, Class B* (Hotels, Restaurants & Leisure)	35,310	602,629
MercadoLibre, Inc.* (Broadline Retail)	106	135,414
Mytilineos SA (Industrial Conglomerates)	3,335	96,639
Naspers Ltd., Class N (Broadline Retail)	810	144,467
NU Holdings Ltd., Class A* (Banks)	17,563	90,625
PDD Holdings, Inc. ADR* (Broadline Retail)	6,097	415,511
Prudential PLC (Insurance)	49,200	742,954
Reliance Industries Ltd. GDR (Oil, Gas & Consumable Fuels)	13,830	824,268
Samsonite International SA* (Textiles, Apparel & Luxury Goods)	145,800	462,190
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	908	1,120,472
Samsung Electronics Co. Ltd., Registered Shares GDR (Technology Hardware, Storage & Peripherals)	229	282,586
Sands China Ltd.* (Hotels, Restaurants & Leisure)	156,800	559,764
Sea Ltd. ADR (Entertainment)	4,866	370,643
Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	1,299	87,657
Standard Chartered PLC (Banks)	68,400	540,446
Suzano SA ADR (Paper & Forest Products)	30,200	240,694
Swire Pacific, Ltd., Class A (Real Estate Management & Development)	57,000	452,410
	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	9,265	$781,040
Tencent Holdings Ltd. (Interactive Media & Services)	24,800	1,097,118
Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	19,192	681,508
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA (Ground Transportation)	61,600	150,069
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	66,400	267,683
TOTAL COMMON STOCKS
(Cost $17,285,947)		17,490,059
Exchange-Traded Funds (7.9%)
iShares MSCI India ETF (Exchange-Traded Funds)	17,149	705,167
iShares MSCI Saudi Arabia ETF (Exchange-Traded Funds)	10,100	415,817
iShares MSCI South Korea ETF (Exchange-Traded Funds)	11,545	700,435
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,797,813)		1,821,419
TOTAL INVESTMENTS
(Cost $19,083,760) – 83.5%		19,311,478
Other Net Assets (Liabilities) – 16.5%		3,826,161
NET ASSETS – 100.0%		$23,137,639

*
Non-income producing security

ADR
American Depositary Receipt

ETF
Exchange Traded Fund

GDR
Global Depositary Receipt

NVDR
Non Voting Depositary Receipt

PLC
Public Limited Company

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2023

The Emerging Markets Fund invested in the following industries as of April 30, 2023:
	Value	% of Net Assets
Automobile Components	$256,594	1.1%
Banks	3,193,797	13.8%
Broadline Retail	2,178,808	9.4%
Chemicals	87,657	0.4%
Consumer Staples Distribution	176,912	0.8%
Consumer Staples Distribution & Retail	267,683	1.1%
Entertainment	370,643	1.6%
Exchange-Traded Funds	1,821,419	7.9%
Financial Services	177,603	0.8%
Ground Transportation	314,976	1.3%
Health Care Providers & Services	690,797	3.0%
Hotels, Restaurants & Leisure	1,998,270	8.7%
Industrial Conglomerates	96,639	0.4%
Insurance	1,216,514	5.2%
Interactive Media & Services	1,097,118	4.7%
IT Services	110,123	0.5%
Metals & Mining	124,429	0.5%
Oil, Gas & Consumable Fuels	1,288,010	5.6%
Paper & Forest Products	240,694	1.0%
Real Estate Management & Development	452,410	2.0%
Semiconductors & Semiconductor Equipment	781,040	3.4%
Specialty Retail	504,094	2.2%
Technology Hardware, Storage & Peripherals	1,403,058	6.1%
Textiles, Apparel & Luxury Goods	462,190	2.0%
Other Net Assets	3,826,161	16.5%
Total	$23,137,639	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2023:
	Value	% of Net Assets
Argentina	$289,783	1.3%
Brazil	818,961	3.5%
Chile	87,657	0.4%
China	4,979,651	21.4%
Colombia	154,773	0.7%
Greece	247,519	1.1%
Hong Kong	2,488,370	10.8%
India	2,383,459	10.3%
Luxembourg	110,123	0.5%
Mexico	512,120	2.2%
Singapore	535,550	2.3%
South Africa	602,648	2.6%
South Korea	1,403,058	6.1%
Taiwan	781,040	3.4%
Thailand	690,797	3.0%
United Kingdom	742,954	3.2%
United States	2,483,015	10.7%
Other Net Assets	3,826,161	16.5%
Total	$23,137,639	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2023

	Shares	Value
Common Stocks (85.3%)
Airports of Thailand Public Co. Ltd. NVDR* (Transportation Infrastructure)	4,348,900	$9,344,894
Alibaba Group Holding Ltd.* (Broadline Retail)	2,269,900	23,810,397
Alpha Services and Holdings SA (Banks)	2,531,483	3,186,259
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	413,800	5,145,043
Arcos Dorados Holdings, Inc., Class A (Hotels, Restaurants & Leisure)	481,595	3,823,865
Bangkok Dusit Medical Services PLC NVDR (Health Care Providers & Services)	11,241,900	9,654,245
Bank of America Corp. (Banks)	108,700	3,182,736
BYD Co. Ltd., Class H (Automobile Components)	542,500	16,376,762
Capitec Bank Holdings Ltd. (Banks)	33,950	2,957,519
Chevron Corp. (Oil, Gas & Consumable Fuels)	18,200	3,068,156
China Merchants Bank Co. Ltd., Class H (Banks)	2,482,500	11,942,383
China Tourism Group Duty Free Corp Ltd., Class H* (Specialty Retail)	656,700	14,035,148
Clicks Group Ltd. (Consumer Staples Distribution)	276,478	4,042,332
Coupang, Inc.* (Broadline Retail)	566,460	9,493,870
CP All Public Co. Ltd.* (Consumer Staples Distribution)	6,011,900	11,419,911
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	35,700	4,224,738
FirstRand Ltd. (Financial Services)	1,188,784	4,191,623
Frontera Energy Corp.* (Oil, Gas & Consumable Fuels)	379,256	3,589,032
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	1,835,000	13,045,906
Globant SA (IT Services)	16,975	2,662,868
Grab Holdings Ltd. (Ground Transportation)	1,035,322	3,012,787
Grupo Financiero Banorte Sab de CV (Banks)	680,743	5,900,669
HDFC Bank Ltd. ADR (Banks)	187,724	13,103,135
ICICI Bank Ltd. ADR (Banks)	473,512	10,772,398
Itau Unibanco Holding SA ADR (Banks)	757,700	3,902,155
JPMorgan Chase & Co. (Banks)	30,170	4,170,701
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,651,500	11,819,848
Localiza Rent A Car SA (Ground Transportation)	307,220	3,567,150
Meituan, Class B* (Hotels, Restaurants & Leisure)	742,760	12,676,547
MercadoLibre, Inc.* (Broadline Retail)	2,354	3,007,211
Mytilineos SA (Industrial Conglomerates)	75,800	2,196,472
Naspers Ltd., Class N (Broadline Retail)	19,279	3,438,503
Nongfu Spring Co., Ltd., Class H (Beverages)	311,400	1,684,309
NU Holdings Ltd., Class A* (Banks)	445,200	2,297,232
	Shares	Value
PDD Holdings, Inc. ADR* (Broadline Retail)	105,711	$7,204,205
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	1,251,500	9,120,555
PT Bank Central Asia TBK (Banks)	17,167,700	10,614,775
PT Bank Rakyat Indonesia Persero TBK (Banks)	12,369,700	4,308,994
Raia Drogasil SA (Consumer Staples Distribution)	771,000	4,062,695
Reliance Industries Ltd. GDR (Oil, Gas & Consumable Fuels)	112,432	6,700,947
Sands China Ltd.* (Hotels, Restaurants & Leisure)	2,074,800	7,406,868
Sea Ltd. ADR (Entertainment)	66,704	5,080,844
Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	29,548	1,993,899
Suzano SA ADR (Paper & Forest Products)	691,900	5,514,443
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	129,945	10,954,364
Tencent Holdings Ltd. (Interactive Media & Services)	455,600	20,155,126
Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	427,134	15,167,528
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	1,584,200	6,386,503
TOTAL COMMON STOCKS
(Cost $364,867,705)		355,418,550
Exchange-Traded Funds (7.8%)
iShares MSCI India ETF (Exchange-Traded Funds)	232,877	9,575,902
iShares MSCI Saudi Arabia ETF (Exchange-Traded Funds)	227,150	9,351,766
iShares MSCI South Korea ETF (Exchange-Traded Funds)	220,551	13,380,829
TOTAL EXCHANGE-TRADED FUNDS
(Cost $31,591,565)		32,308,497
TOTAL INVESTMENTS
(Cost $396,459,270) – 93.1%		387,727,047
Other Net Assets (Liabilities) – 6.9%		28,889,327
NET ASSETS – 100.0%		$416,616,374

*
Non-income producing security

ADR
American Depositary Receipt

ETF
Exchange Traded Fund

GDR
Global Depositary Receipt

NVDR
Non Voting Depositary Receipt

PLC
Public Limited Company

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2023

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2023:
	Value	% of Net Assets
Automobile Components	$16,376,762	3.9%
Banks	76,338,956	18.3%
Beverages	1,684,309	0.4%
Broadline Retail	46,954,186	11.3%
Chemicals	1,993,899	0.5%
Consumer Staples Distribution	19,524,938	4.8%
Consumer Staples Distribution & Retail	6,386,503	1.5%
Entertainment	5,080,844	1.2%
Exchange-Traded Funds	32,308,497	7.8%
Financial Services	4,191,623	1.0%
Ground Transportation	6,579,937	1.6%
Health Care Providers & Services	9,654,245	2.3%
Hotels, Restaurants & Leisure	52,120,714	12.5%
Industrial Conglomerates	2,196,472	0.5%
Insurance	9,120,555	2.2%
Interactive Media & Services	20,155,126	4.8%
IT Services	2,662,868	0.6%
Oil, Gas & Consumable Fuels	17,582,873	4.3%
Paper & Forest Products	5,514,443	1.3%
Semiconductors & Semiconductor Equipment	10,954,364	2.6%
Specialty Retail	14,035,148	3.4%
Textiles, Apparel & Luxury Goods	16,964,891	4.1%
Transportation Infrastructure	9,344,894	2.2%
Other Net Assets	28,889,327	6.9%
Total	$416,616,374	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2023:
	Value	% of Net Assets
Argentina	$6,831,076	1.6%
Brazil	19,343,675	4.6%
Chile	1,993,899	0.5%
China	149,137,851	35.9%
Colombia	3,589,032	0.9%
Greece	5,382,731	1.3%
Hong Kong	20,452,774	4.9%
India	30,576,480	7.4%
Indonesia	14,923,769	3.6%
Luxembourg	2,662,868	0.6%
Mexico	12,287,172	2.9%
Singapore	8,093,631	1.9%
South Africa	14,629,977	3.5%
South Korea	9,493,870	2.3%
Taiwan	10,954,364	2.6%
Thailand	30,419,050	7.3%
United States	46,954,828	11.3%
Other Net Assets	28,889,327	6.9%
Total	$416,616,374	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2023

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $19,083,760 and $396,459,270)	$19,311,478	$387,727,047
Foreign currency, at value (Cost $753,942 and $4,108,973)	748,214	4,174,663
Cash	4,311,250	33,976,301
Dividends and interest receivable	43,039	106,431
Receivable for investments sold	94,417	9,528,782
Receivable for capital shares issued	515,490	213,013
Reclaims receivable	3,112	19,182
Receivable from Manager	21,609	—
Prepaid expenses	20,266	53,206
Total Assets	25,068,875	435,798,625
Liabilities:
Payable for investments purchased	1,857,743	4,049,609
Payable for capital shares redeemed	5,514	14,183,580
Payable to Manager, net	—	95,822
Deferred foreign taxes	3,688	294,574
Accrued expenses:
Administration	5,754	5,753
Distribution	1,283	9,413
Fund accounting	10,781	11,930
Transfer agent	4,466	61,414
Custodian	14,731	51,957
Legal and audit fees	6,765	90,562
Trustee	1,829	33,874
Printing	986	18,258
Line of credit	15,708	262,751
Other	1,988	12,754
Total Liabilities	1,931,236	19,182,251
Net Assets	$23,137,639	$416,616,374
Net Assets consist of:
Paid in Capital	$33,196,952	$781,839,294
Total distributable earnings/(loss)	(10,059,313)	(365,222,920)
Net Assets	$23,137,639	$416,616,374
Net Assets:
Class I	$23,137,639	$416,616,374
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class I	2,288,585	35,272,881
Net Asset Value (redemption price per share):
Class I	$10.11	$11.81
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2023

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$617,219	$7,377,525
Non-cash dividends(a)	75,188	931,368
Foreign tax withholding	(69,563)	(899,226)
Total Investment Income	622,844	7,409,667
Expenses:
Manager fees	326,814	5,543,338
Administration fees	70,000	70,826
Distribution fees – Class A	5,409	58,414
Distribution fees – Class C	18,389	93,327
Fund accounting fees	59,854	89,727
Transfer agent fees	24,483	379,317
Custodian fees	64,956	338,790
Trustee fees	11,638	189,336
Legal and audit fees	16,020	245,869
State registration and filing fees	41,040	86,067
Line of credit fees	30,036	303,552
Other fees	26,546	318,950
Total Expenses before fee reductions	695,185	7,717,513
Waivers and/or reimbursements from the Manager	(292,352)	(1,203,567)
Total Net Expenses	402,833	6,513,946
Net Investment Income (Loss)	220,011	895,721
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized losses on investments	(7,928,806)	(166,522,198)
Net realized losses on foreign currency transactions	(147,721)	(1,297,172)
Foreign taxes on realized gains	(304,450)	(3,619,690)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	6,631,198	96,226,569
Net change in foreign taxes on unrealized gains (losses)	194,708	3,261,339
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(1,555,071)	(71,951,152)
Change in Net Assets Resulting From Operations	$(1,335,060)	$(71,055,431)

(a)
Non-cash dividends are recorded at the fair value of the securities received.

See accompanying notes to financial statements

Mirae Asset Discovery Funds Statements of Changes in Net Assets

	Emerging Markets Fund		Emerging Markets Great Consumer Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
From Investment Activities:
Operations:
Net investment income (loss)	$220,011	$140,440	$895,721	$(3,854,701)
Net realized gains (losses) on investments	(7,928,806)	5,773,371	(166,522,198)	(185,211,694)
Net realized losses on foreign currency transactions	(147,721)	(157,908)	(1,297,172)	(1,890,573)
Foreign taxes on realized gains	(304,450)	(637,850)	(3,619,690)	(2,321,877)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	6,825,906	(17,553,689)	99,487,908	(293,986,452)
Change in net assets resulting from operations	(1,335,060)	(12,435,636)	(71,055,431)	(487,265,297)
Distributions to Shareholders:
Class A	(118,225)	(509,633)	—	(3,395,746)
Class C	(219,820)	(161,206)	—	(1,375,091)
Class I	(2,549,669)	(3,367,713)	—	(91,007,872)
Change in net assets from distributions	(2,887,714)	(4,038,552)	—	(95,778,709)
Change in net assets from capital transactions	(21,796,320)	2,676,837	(367,948,526)	(267,220,893)
Change in net assets	(26,019,094)	(13,797,351)	(439,003,957)	(850,264,899)
Net Assets:
Beginning of period	49,156,733	62,954,084	855,620,331	1,705,885,230
End of period	$23,137,639	$49,156,733	$416,616,374	$855,620,331
Capital Transactions:
Class A
Proceeds from shares issued	$269,411	$4,337,843	$4,862,192	$14,593,064
Dividends reinvested	101,138	380,276	—	3,209,874
Cost of shares redeemed	(4,353,344)	(1,046,533)	(13,682,674)	(25,088,608)
Cost of shares redeemed from class conversion (see Note 1)	(910,010)	—	(17,335,612)	—
Class C
Proceeds from shares issued	1,265,677	185,664	1,412,081	1,087,753
Dividends reinvested	205,957	148,576	—	1,328,541
Cost of shares redeemed	(1,385,219)	(225,278)	(4,235,481)	(5,483,418)
Cost of shares redeemed from class conversion (see Note 1)	(1,444,378)	—	(8,017,481)	—
Class I
Proceeds from shares issued	19,923,472	13,494,427	192,628,279	569,568,861
Proceeds from shares issued from class conversion (see Note 1)	2,354,388	—	25,353,093	—
Dividends reinvested	2,429,922	2,885,984	—	77,464,574
Cost of shares redeemed	(40,253,334)	(17,484,122)	(548,932,923)	(903,901,534)
Change in net assets resulting from capital transactions	$(21,796,320)	$2,676,837	$(367,948,526)	$(267,220,893)
Share Transactions:
Class A
Issued	24,813	276,286	413,992	783,670
Reinvested	10,416	28,787	—	207,893
Redeemed	(400,447)	(77,281)	(1,156,623)	(1,499,447)
Redeemed from class conversion (see Note 1)	(93,292)	—	(1,520,895)	—
Class C
Issued	130,778	14,238	133,466	63,389
Reinvested	23,701	12,320	—	94,491
Redeemed	(149,491)	(18,087)	(397,935)	(343,245)
Redeemed from class conversion (see Note 1)	(165,881)	—	(780,252)	—
Class I
Issued	1,827,874	949,517	15,430,809	32,570,928
Issued from class conversion (see Note 1)	234,114	—	2,155,362	—
Reinvested	242,992	213,303	—	4,878,122
Redeemed	(3,630,972)	(1,174,846)	(44,853,238)	(54,235,749)
Change in shares	(1,945,395)	224,237	(30,575,314)	(17,479,948)
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights for the periods indicated	Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover
Emerging Markets Fund
Class I
Year Ended April 30, 2023	$11.69	0.08	(0.50)	(0.42)	—	(1.16)	(1.16)	$10.11	(3.50)%	1.15%	0.74%	2.05%	$23,138	116%
Year Ended April 30, 2022	$15.78	0.04	(3.08)	(3.04)	—	(1.05)	(1.05)	$11.69	(20.14)%	1.15%	0.31%	1.52%	$42,258	106%
Year Ended April 30, 2021	$10.05	0.03	5.91	5.94	(0.21)	—	(0.21)	$15.78	59.28%	1.15%	0.22%	1.55%	$57,212	123%
Year Ended April 30, 2020	$11.84	0.06	(1.85)	(1.79)	—	—	—	$10.05	(15.12)%	1.15%	0.54%	1.60%	$46,976	95%
Year Ended April 30, 2019	$13.39	0.03	(1.07)	(1.04)	(0.03)	(0.48)	(0.51)	$11.84	(7.14)%	1.18%(c)	0.27%	1.66%	$76,438	156%
Emerging Markets Great Consumer Fund
Class I
Year Ended April 30, 2023	$13.03	0.02	(1.24)	(1.22)	—	—	—	$11.81	(9.36)%	1.15%	0.19%	1.36%	$416,616	69%
Year Ended April 30, 2022	$20.52	(0.04)	(6.16)	(6.20)	—	(1.29)	(1.29)	$13.03	(31.34)%	1.15%	(0.24)%	1.19%	$814,957	71%
Year Ended April 30, 2021	$15.18	(0.02)	6.22	6.20	—	(0.86)	(0.86)	$20.52	41.03%	1.15%	(0.10)%	1.20%	$1,627,679	49%
Year Ended April 30, 2020	$15.34	—	(0.03)	(0.03)	(0.07)	(0.06)	(0.13)	$15.18	(0.23)%	1.15%	0.01%	1.33%	$545,917	60%
Year Ended April 30, 2019	$15.15	—(d)	0.19	0.19	—	—	—	$15.34	1.25%	1.18%(c)	0.03%	1.41%	$336,482	46%

(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date.

(d)
Amount is less than $0.005 or 0.005%.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). Currently, the Trust consists of two operating series. This report includes information about the following series of the Trust: Emerging Markets Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” Each fund has a fiscal year-end of April 30th.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Effective April 27, 2023, each Fund offers one class of shares: Class I Shares. No sales charges are assessed with respect to Class I Shares of the Funds.
Prior to April 27, 2023, each Fund offered three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares were identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds had a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds were offered without any front-end sales charge but were subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares that were no longer subject to a deferred sales charge could be converted to Class A Shares of the same Fund on the basis of relative net asset values. No sales charges are assessed with respect to Class I Shares of the Funds.
On November 11, 2022, the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”) approved a tax-free reorganization of the Funds into Global X Funds, in which the Funds will operate as actively managed exchange-traded funds. Upon the closing of the reorganization, each shareholder of the Emerging Markets Fund and the Emerging Markets Great Consumer Fund will receive shares of the Global X Emerging Markets ETF and Global X Emerging Markets Great Consumer ETF, respectively. As disclosed in the shareholder proxy materials, the Funds will have changes to current service providers. Fees and expenses following the reorganization will be lower due to a shift to a unitary fee structure, which differs from the current expense structure. The ability of the Manager (as defined in Note 2) to recoup previously waived fees (see Note 3) will expire upon completion of the reorganization. As part of the reorganization, Class A shares and Class C shares of each Fund were converted to Class I shares of each respective Fund, without any contingent deferred sales charges or other charges, as of April 27, 2023. The reorganization was effective May 12, 2023.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investments Companies, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

Fixed-income securities are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as “matrix pricing.” In the absence of available quotations, fixed-income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.
The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.
Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short-term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Effective March 14, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Funds and designated the Manager as the Funds’ valuation designee to make all fair valuation determinations with respect to each of the Fund’s portfolio investments, subject to the Board’s oversight.
Pursuant to the valuation procedures noted previously, equity securities, including foreign equity securities, are generally categorized as a Level 1 security in the fair value hierarchy, unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stock*	$9,717,010	$7,773,049	$—	$17,490,059
Exchange-Traded Funds	1,821,419	—	—	1,821,419
Total Investments	$11,538,429	$7,773,049	$—	$19,311,478
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Great Consumer Fund
Common Stock*	$155,478,957	$199,939,593	$—	$355,418,550
Exchange-Traded Funds	32,308,497	—	—	32,308,497
Total Investments	$187,787,454	$199,939,593	$—	$387,727,047

*
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year ended April 30, 2023, there were no significant Level 3 investments for which significant unobservable inputs were used to determine fair value.
Foreign Currency Transactions
The Fund’s accounting records are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. Withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended April 30, 2023.
3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	0.99%
Emerging Markets Great Consumer Fund	0.99%
The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund. The Funds do not compensate the Sub-Manager. The Manager compensates the Sub-Manager from its Manager fees under the terms of the sub-management agreement. Pursuant to the Sub-Management Agreement, the Manager compensates the Sub-Manager with a portion of the management fee it receives from the Fund, if any, for providing sub-advisory services to such Fund. Such fees are payable monthly at an annualized rate of the average daily net assets of each Fund as follows: 35% of those fees derived from assets allocated to, and managed by, Mirae Asset Hong Kong. Effective on May 13, 2021, the minimum and maximum allocation amounts upon which the Sub-Manager is paid are 30% and 70%, respectively, of the average daily percentage of each Fund’s net assets.
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2023 as follows:
Class I
Emerging Markets Fund	1.15%
Emerging Markets Great Consumer Fund	1.15%
Waivers and reimbursements under this agreement are accrued daily and paid monthly.
Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the expense limitation agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. As of April 30, 2023, the repayments that may potentially be made by the Funds are as follows:

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

	Expires 4/30/24	Expires 4/30/25	Expires 4/30/26	Total
Emerging Markets Fund	$221,218	$217,539	$292,352	$731,109
Emerging Markets Great Consumer Fund	569,714	523,873	1,203,567	2,297,154
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.
Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.
The Funds have a $45,000,000 demand line of credit facility with Citibank, N.A., expiring May 11, 2023. Borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. The average loans for the days outstanding and average interest rate for each Fund during the year ended April 30, 2023, were as follows:
	Amount Outstanding at April 30, 2023	Average Borrowings*	Days Outstanding	Average Rate	Maximum Borrowings During the Year
Emerging Markets Fund	$—	$891,176	43	7.32%	$1,300,000
Emerging Markets Great Consumer Fund	—	8,000,000	4	7.28%	8,000,000

*
For the year ended April 30, 2023, based on the number of days borrowings were outstanding.

Interest charged under this facility during the year ended April 30, 2023 are identified as Line of credit fees on the accompanying Statements of Operations.
Commitment fees are payable in arrears quarterly on the unused daily available line of credit balance at an annualized rate of 0.35%. These fees are included in the Line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2023 as follows:
	Class A	Class C
Emerging Markets Fund	$8	$—
Emerging Markets Great Consumer Fund	1,201	—
The distributor received contingent deferred sales charges from shareholder redemptions during the year ended April 30, 2023 as follows:
Emerging Markets Fund	$8
Emerging Markets Great Consumer Fund	244
For the year ended April 30, 2023, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$4,840
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	67,716

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.
4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2023 were as follows:
	Purchases	Sales
Emerging Markets Fund	$36,293,416	$63,196,631
Emerging Markets Great Consumer Fund	373,815,924	743,999,903
5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the Manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the Manager’s evaluations and assumptions may be incorrect in view of actual market condition.
Credit Risk
The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Fixed Income Securities Risk
Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

Growth Investing Risk
Investments in growth-focused companies may be more volatile than other stocks or the market as a whole. Growth-focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.
Market Disruption and Geopolitical Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, natural and environmental disasters, systemic market dislocations, public health crises, such as the coronavirus (“COVID-19”) outbreak, and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments.
The Russia military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The impact of these tensions may include significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. The United States and other countries have imposed broad-ranging economic sanctions. These, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of Russian-issued investments or investments from issuers in other countries affected by the invasion may fluctuate widely as a result of the conflict. Because the duration of the conflict and related events is unknown, these events could have a significant impact on the performance of the Funds.
6. Federal Income Tax Information
At April 30, 2023, the Funds had net capital loss carryforwards (“CLCFs”) for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders.
CLCFs originating in the current tax year and not subject to expiration:
	Short Term Amount	Long-Term Amount	Total
Emerging Markets Fund	$4,289,579	$4,213,481	$8,503,060
Emerging Markets Great Consumer Fund	249,705,241	85,033,719	334,738,960
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:
	Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$37,095	$37,095
Emerging Markets Great Consumer Fund	406,649	406,649
As of April 30, 2023, the following reclassifications, primarily attributable to net operating losses, have been made to increase (decrease) such accounts with offsetting adjustments as indicated:
	Total Distributable Earnings/ (Accumulated Loss)	Paid in Capital
Emerging Markets	$561,389	$(561,389)
Emerging Markets Greater Consumer Fund	7,153,023	(7,153,023)
The tax character of distributions paid to shareholders during the tax year ended April 30, 2023 were as follows:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$—	$2,887,714	$2,887,714

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2023

The tax character of distributions paid to shareholders during the tax year ended April 30, 2022 were as follows:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$—	$4,038,552	$4,038,552
Emerging Markets Great Consumer Fund	40,740,902	55,037,807	95,778,709
As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Late Year Ordinary Loss Deferrals	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)(a)(b)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$(37,095)	$(8,503,060)	$(1,519,158)	$(10,059,313)
Emerging Markets Great Consumer Fund	(406,649)	(334,738,960)	(30,077,311)	(365,222,920)

(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and PFICs.

(b)
Net of deferred capital gains tax of  $(3,688) and $(294,574), respectively. Net of foreign currency of  $(6,603) and $72,008, respectively.

At April 30, 2023, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$20,820,345	$858,294	$(2,367,161)	$(1,508,867)
Emerging Markets Great Consumer Fund	417,581,792	18,639,995	(48,494,740)	(29,854,745)
7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2023, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:
Beneficial Ownership
Emerging Markets Great Consumer Fund	39.5%
8. Subsequent Events
Management evaluated subsequent events through the date these schedules were issued and concluded no such events require recognition or disclosure, other than the completion of the reorganization referenced in Note 1.

Mirae Asset Discovery Funds
April 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds comprising Emerging Markets Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of April 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 29, 2023

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2023

Additional Federal Income Tax Information
For the fiscal year ended April 30, 2023, the following Fund designated long-term capital gain distributions in the following amounts:
Emerging Markets Fund	$2,887,714
The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2023 are as follows:
	Foreign Source Income	Foreign Tax Expense
Emerging Markets Fund	$0.30	$0.16
Emerging Markets Great Consumer Fund	0.21	0.13
The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2023. These shareholders will receive more detailed information along with their 2023 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustee and Officers (unaudited)	April 30, 2023

Board of Trustees:
Name and Year of Birth*	Position(s) with the Trust	Term of Office and Length of Time Serviced	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Nominee During the Past 5 Years
Independent Trustees:
Keith M. Schappert (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	2	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Funds Trust (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management).
Susan Oh (1963)	Trustee	January 2022 to present	Consultant/Owner, L&W Partners, LLC; (consulting) (2020 to present); Head of Institutional Business, Janus Henderson Investors (investment management) (2011 to 2017).	2	None.
Laurence R. Smith (1958)	Trustee	January 2020 to present	Chairman, CEO, CIO and Founder, Third Wave Global Investors (investment management) (2004 to 2021).	2	Board Member, First Eagle Private Credit Fund (March 2023 to present), First Eagle Global Opportunities Fund (October 2022 to present), Horton Point (2017 to present) and Amplified Technology (financial technology) (2017 to present).
Interested Trustee:
Joon Hyuk Heo, CFA (1974)	Trustee	December 2019 to present	Co-Chief Executive Officer since January 2023, and Head of Global Fixed Income Investments since May 2011.	2	None.

Mirae Asset Discovery Funds
Trustee and Officers (unaudited)	April 30, 2023

Officers:
Name and Year of Birth*	Position(s) with the Trust	Term of Office and Length of Time Serviced	Principal Occupation(s) During Past 5 Years
Joon Hyuk Heo, CFA (1974)	President	December 2019 to present	Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since March 2022, Chief Executive Officer since December 2019, and Head of Global Fixed Income Investments since May 2011.
Robert Creamer (1984)	Secretary	March 2022 to present	Head of Sales and Marketing of Mirae Asset Global investments (USA) LLC since February 2021, and Vice President, Institutional Sales (February 2010 to February 2021).
Patrick Keniston (1968)	Chief Compliance Officer	March 2022 to present	Managing Director of Foreside Fund Officer Services, LLC (F/K/A Foreside Compliance Services, LLC) since October 2008.
Denise Lewis (1963)	Treasurer	June 2022 to present	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2020 to present); Senior Group Leader, BNY Mellon (2015 to 2020).

*
The business address of each Trustee and Officer is 1212 Avenue of the Americas, 10th Floor, New York, NY 10036.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Statement Regarding Liquidity Risk Management Program Disclosure (unaudited)	April 30, 2023

The Trust has implemented a liquidity risk management program (“LRMP”) pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The LRMP is designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has approved the LRMP, which was implemented on December 1, 2019, and has appointed Mirae Asset Global Investments (USA) LLC to administer the LRMP (the “Program Administrator”), subject to the oversight of the Board. The Program Administrator may engage third parties to perform certain functions under the LRMP.
Under the Liquidity Rule, the Board is required to review on an annual basis a written report prepared by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness, including any material changes to the LRMP. During the December 13, 2022 regular meeting of the Board, the Program Administrator discussed with the Board its annual report on the LRMP (the “Annual LRMP Report”). The Annual LRMP Report, which was provided to the Board prior to the December 13, 2022 Board meeting, and covered the period from November 1, 2021 through October 31, 2022 (the “Review Period”), reviewed each Fund’s: (1) investment strategy and the liquidity of its portfolio investments, (2) short-term and long-term cash flow projections, (3) holdings of cash and cash equivalents, and (4) borrowing arrangements and other funding sources. The Annual LRMP Report also reviewed other components of the LRMP, as required under the Liquidity Rule, including, the classification of portfolio investments into one of four liquidity categories, the 15% limit on Funds’ acquisition of illiquid investments, highly liquid investment minimum requirements, and processes related to in-kind redemptions. Based on its assessment of the LRMP, the Program Administrator determined that each Fund had operated as a “primarily highly liquid fund” with at least 50% of the Fund’s net assets represented by highly liquid investments, and therefore declined to recommend a “highly liquid investment minimum” for any Fund. The Annual LRMP Report also highlighted that during the Review Period, no Fund exceeded the 15% limit on illiquid investments and that the controls in place surrounding the monthly review of portfolio holdings for the Funds mitigate the threat of breaching this regulatory requirement. In addition, the Annual LRMP Report highlighted that the Reasonably Anticipated Trade Size was adjusted from 100% to 15% during the previous review period to more accurately reflect the liquidity status of the Funds.
As reflected in the Annual LRMP Report, the Program Administrator had determined that the LRMP had been appropriately designed, implemented, and is effectively operating to assess and manage the Funds’ liquidity risk in compliance with the Liquidity Rule, and that no changes were being recommended to the LRMP.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
4/23

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

(b) During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Laurence R. Smith, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Smith was appointed to the board effective 2020.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2022 and April 30, 2023, the aggregate fees billed by Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)            Audit Fees:

2022	$26,000
2023	$30,000

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)            Audit-Related Fees:

2022	$0
2023	$0

(c)            Tax Fees:

2022	$7,000
2023	$7,000

Represents the aggregate tax fee billed for professional services rendered by Cohen & Company Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2022 and 2023 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)           All Other Fees:

2022	$0
2023	$0

For the fiscal years ended April 30, 2022 and April 30, 2023, there were no fees billed for professional services rendered by Cohen & Company Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended April 30, 2022 and April 30, 2023, the aggregate non-audit fees billed by Cohen & Company Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	6/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	6/30/2023

By (Signature and Title)	/s/ Denise Lewis
Denise Lewis, Treasurer and Principal Financial and Accounting Officer

Date	6/30/2023